EXHIBIT 99.1


FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
March 31, 2006

             Financial Guaranty Insurance Company and Subsidiaries

                             Financial Statements


                                March 31, 2006




                                   Contents

Balance Sheets at March 31, 2006 (Unaudited) and December 31, 2005.........    1
Statements of Income for the Three Months Ended March 31, 2006
   and 2005 (Unaudited)....................................................    2
Statements of Cash Flows for the Three Months Ended March 31, 2006
   and 2005 (Unaudited)....................................................    3
Notes to Financial Statements (Unaudited)..................................    4

             Financial Guaranty Insurance Company and Subsidiaries

                                Balance Sheets

               (Dollars in thousands, except per share amounts)


                                                                                        March 31       December 31
                                                                                            2006              2005
                                                                             --------------------------------------
                                                                                     (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized
   cost of  $3,355,155 in 2006 and $3,277,291 in 2005)                                $3,302,181        $3,258,738
Variable interest entity fixed maturity securities, held to maturity at
   amortized cost                                                                        750,000                 -
Short-term investments                                                                   151,806           159,334
                                                                             --------------------------------------
Total investments                                                                      4,203,987         3,418,072

Cash and cash equivalents                                                                 70,719            45,077
Accrued investment income                                                                 46,465            42,576
Reinsurance recoverable on losses                                                          2,341             3,271
Prepaid reinsurance premiums                                                             112,546           110,636
Deferred policy acquisition costs                                                         72,754            63,330
Receivable from related parties                                                                -             9,539
Property and equipment, net of accumulated depreciation of $1,151 in
   2006 and  $885 in 2005                                                                  2,850             3,092
Prepaid expenses and other assets                                                         17,637            10,354
Federal income taxes                                                                           -             2,158
                                                                             --------------------------------------
Total assets                                                                          $4,529,300        $3,708,105
                                                                             ======================================

Liabilities and stockholder's equity
Liabilities:
    Unearned premiums                                                                 $1,226,597        $1,201,163
    Losses and loss adjustment expenses                                                   50,228            54,812
    Ceded reinsurance balances payable                                                     3,968             1,615
    Accounts payable and accrued expenses and other liabilities                           20,229            36,359
    Payable for securities purchased                                                      19,366                 -
    Capital lease obligations                                                              4,328             4,262
    Variable interest entity floating rate notes                                         750,000                 -
    Accrued investment income - variable interest entity                                   1,176                 -
    Federal income taxes payable                                                          16,585                 -
    Deferred income taxes                                                                 29,350            42,463
                                                                             --------------------------------------
Total liabilities                                                                      2,121,826         1,340,674
                                                                             --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                               15,000            15,000
   Additional paid-in capital                                                          1,896,460         1,894,983
   Accumulated other comprehensive loss, net of tax                                     (33,750)          (13,597)
   Retained earnings                                                                     529,763           471,045
                                                                             --------------------------------------
Total stockholder's equity                                                             2,407,473        $2,367,431
                                                                             --------------------------------------
Total liabilities and stockholder's equity                                            $4,529,300        $3,708,105
                                                                             ======================================

See accompanying notes to unaudited interim financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                             Statements of Income
                                  (Unaudited)

                            (Dollars in thousands)


                                                                        Three months ended
                                                                            March 31,
                                                                             2006             2005
                                                                -----------------------------------
Revenues:
   Gross premiums written                                                 $89,281          $84,404
   Ceded premiums written                                                 (6,423)          (1,795)
                                                                -----------------------------------
   Net premiums written                                                    82,858           82,609
   Increase in net unearned premiums                                     (23,394)         (29,976)
                                                                -----------------------------------
   Net premiums earned                                                     59,464           52,633

   Net investment income                                                   32,319           27,440
   Net realized gains                                                           -              118
   Net mark to market losses on credit derivative
    contracts                                                               (228)                -
   Other income                                                               536              426
                                                                -----------------------------------
Total revenues                                                             92,091           80,617
                                                                -----------------------------------

Expenses:
   Losses and loss adjustment expenses                                    (1,933)          (2,611)
   Underwriting expenses                                                   24,117           20,650
   Policy acquisition cost deferred                                      (12,513)         (10,671)
   Amortization of deferred policy acquisition costs                        3,192            2,149
Other operating expenses                                                    1,655                -
                                                                -----------------------------------
Total expenses                                                             14,518            9,517
                                                                -----------------------------------

Income before income taxes                                                 77,573           71,100
Income tax expense                                                         18,862           17,794
                                                                -----------------------------------
Net income                                                                $58,711          $53,306
                                                                ===================================


See accompanying notes to unaudited interim financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                           Statements of Cash Flows
                                  (Unaudited)

                            (Dollars in thousands)

                                                                                Three months ended

                                                                                     March 31,
                                                                                     2006               2005
                                                                       --------------------------------------
Operating activities
Net income                                                                        $58,711            $53,306
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                              3,192              2,149
     Policy acquisition costs deferred                                           (12,513)           (10,671)
     Depreciation of property and equipment                                           266                143
     Amortization of fixed maturity securities                                      8,314              9,600
     Amortization of short-term investments                                            28
     Net realized gains on investments                                                  -              (118)
     Amortization of stock compensation expense                                     1,476
     Change in accrued investment income, prepaid expenses and
       other assets                                                              (11,251)            (6,716)
     Change in mark-to-market losses on credit derivative contracts                   228
     Change in reinsurance receivable                                                 931                265
     Change in prepaid reinsurance premiums                                       (1,910)              4,378
     Change in unearned premiums                                                   25,434             25,593
     Change in losses and loss adjustment expenses                                (4,584)            (3,183)
     Change in receivable from related parties                                      9,539                802
     Change in ceded reinsurance balances payable and accounts
       payable and accrued expenses and other liabilities                        (12,763)           (10,936)
     Change in current federal income taxes receivable                              2,158                  -
     Change in current federal income taxes payable                                16,585             12,676
     Change in deferred federal income taxes                                          110              4,907
                                                                       --------------------------------------
Net cash provided by operating activities                                          83,951             82,195
                                                                       --------------------------------------

Investing activities
Sales and maturities of fixed maturity securities                                  34,741             68,181
Purchases of fixed maturity securities                                          (120,095)          (166,715)
Purchases, sales and maturities of short-term investments, net                      7,528                 22
Receivable for securities sold                                                                         (171)
Payable for securities purchased                                                   19,366              9,320
Purchases of fixed assets                                                            (24)               (86)
                                                                       --------------------------------------
Net cash used in investing activities                                            (58,484)           (89,449)
                                                                       --------------------------------------

Financing activities
Capital contribution                                                                    -              8,049
                                                                       --------------------------------------
Net cash provided by financing activities                                               -              8,049
                                                                       --------------------------------------

Effect of exchange rate changes on cash                                               175
                                                                       --------------------------------------

Net increase (decrease) in cash and cash equivalents                               25,642                795
Cash and cash equivalents at beginning of period                                   45,077             69,292
                                                                       --------------------------------------
Cash and cash equivalents at end of period                                        $70,719            $70,087
                                                                       ======================================

See accompanying notes to unaudited interim financial statements.

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)

1. Business and Organization

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.


2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2006 are not necessarily indicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


3. Review of Financial Guaranty Industry Accounting Practices

The Financial Accounting Standards Board ("FASB") staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by Insurance Enterprises, was developed prior to the emergence of the financial guaranty industry. As it does not specifically address financial guaranty contracts, there has been diversity in the accounting for these contracts. In 2005, the FASB added a project to consider accounting by providers of financial guaranty insurance. The objective of the project is to develop an accounting model for financial guaranty contracts issued by insurance companies that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final pronouncements on this matter in 2006. When the FASB issues a final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. It is not possible to predict the impact the FASB's review may have on the Company's accounting practices.

5. Premium Refundings

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased prior to the stated maturity. Premiums earned for the three months ended March 31, 2006 and 2005 include $7,311 and $15,539, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

6. Loss and Loss Adjustment Expense Reserves

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company's insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At March 31, 2006, the Company had case reserves of $30,278, credit watchlist reserves of $18,603 and an unallocated loss adjustment expense reserve of $1,347.

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


6. Loss and Loss Adjustment Expense Reserves (continued)

At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and a loss adjustment expense reserve of $1,347.

Case reserves and credit watchlist reserves at March 31, 2006 included $6,855 and $12,672, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Case reserves and credit watchlist reserves at December 31, 2005 included $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Given the unprecedented nature of the events and magnitude of damage in the affected areas, the loss reserves were necessarily based upon estimates and subjective judgments about the outcome of future events, including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adjusted as additional information becomes available, and such adjustments may have a material impact on future results of operations. However, the Company believes that the losses ultimately incurred as result of Hurricane Katrina will not have a material impact on the Company's consolidated financial position.

7. Income Taxes

The Company's effective federal corporate tax rates of 24.3% and 25.0% for the three months ended March 31, 2006 and 2005, respectively, were less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

8. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $4,868 and $6,200 for the three months ended March 31, 2006 and 2005, respectively.

9. Variable Interest Entities

Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46-R"), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46-R, and is called a variable interest entity ("VIE"), if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support or (ii) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the majority of expected losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


9. Variable Interest Entities (continued)

primary beneficiary, which is the party that has a majority of the VIE's expected losses or a majority of its expected residual returns, or both. Additionally, FIN 46-R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities not considered VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As part of its structured finance business, the Company insures debt obligations or certificates issued by special purpose entities. During the first quarter of 2006, the Company consolidated a third party VIE as a result of financial guarantees provided by the Company on one transaction related to the securitization of life insurance reserves. This third party VIE had assets of $750,000 and an equal amount of liabilities at March 31, 2006, which are shown under "Assets - Variable interest entity fixed maturity securities, held to maturity at amortized cost" and "Liabilities - Variable interest entity floating rate notes," respectively, on the Company's consolidated balance sheet at March 31, 2006. In addition, accrued investment income includes $1,176 related to the variable interest entity fixed income maturity securities and the corresponding liability is shown under "Accrued investment expense-variable interest entity" on the Company's consolidated balance sheet at March 31, 2006. Although the third party VIE is included in the consolidated financial statements, its creditors do not have recourse to the general assets of the Company outside of the financial guaranty policy provided to the VIE. The Company has evaluated its other structured finance transactions and does not believe any of the third party entities involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent preferred trust securities by a group of special purpose trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with FGIC that obligates the Trusts, at FGIC's discretion, to purchase Perpetual Preferred Stock of FGIC. The purpose of this arrangement is to provide capital support to FGIC by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. These trusts are considered VIEs under FIN 46-R. However, the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. Derivative Instruments

The Company provides credit default swaps ("CDSs") to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company considers these agreements to be a normal extension of its financial guaranty insurance business,

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)

9. Derivative Instruments (continued)

although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes in fair value as incurred. The Company recorded $4,235 of net earned premium, $0 in losses and loss adjustment expenses, and net mark-to-market losses of $228 in changes in fair value under these agreements for the three months ended March 31, 2006. The gains or losses recognized by recording these contracts at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on internally developed estimates. The inception-to-date mark-to-market gain and
(loss) on the CDS portfolio were $890 and $(1,831) at March 31, 2006 and $545 and ($712) at December 31, 2005, recorded in other assets and in other liabilities, respectively. The Company did not enter into any CDS contracts during the three months ended March 31, 2005.

10. Stock Compensation Plan

Employees of the Company participate in a stock incentive plan that provides for stock-based compensation, including stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant. Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date, with no cost to the grantee. Prior to January 1, 2006, FGIC Corp. and the Company accounted for those plans under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related Interpretations, as permitted by SFAS No. 123, Accounting for Stock-Based Compensation. No stock-based employee compensation cost related to stock options was allocated to the Company by FGIC Corp. for the three-month period ended March 31, 2005, as all options granted through that date had an exercise price equal to the market value of the underlying common stock on the date of grant. For grants of restricted stock and restricted stock units to employees of the Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

Effective January 1, 2006, the FGIC Corp. and the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment, using the modified-prospective-transition method. Under that transition method, compensation cost allocated to the Company for the three-month period ended March 31, 2006 included compensation cost for all share-based payments granted prior to, but not yet vested as of, January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123(R). Results for prior periods have not been

             Financial Guaranty Insurance Company and Subsidiaries

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)

10. Stock Compensation Plan (continued)

restated. As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Company's income before income taxes and net income for the three-month period ended March 31, 2006 were reduced by $1,308 and $850, respectively, than if it had continued to account for share-based compensation under Opinion 25.

The following table illustrates the effect on net income of the Company if the Company had applied the fair value recognition provisions of SFAS No. 123 to options granted under the Company's plan for all periods presented. For purposes of this pro forma disclosure, the value of the options is estimated using a Black-Scholes-Merton option pricing formula and amortized to expense over the options' vesting periods.


                                                                                     March 31, 2005
Net Income, as reported                                                                        $53,306

    Add: Stock-based  director  compensation expense included in reported net
    income, net of related tax effects                                                              20

    Deduct: Total stock-based employee  compensation expense determined under
    fair   value-based   method  for  all   awards,   net  of   related   tax
    effects                                                                                      (443)
                                                                                    -------------------
Pro Forma Net Income                                                                           $52,883
                                                                                    ===================


12. Comprehensive Income

Accumulated other comprehensive loss of the Company consists of net unrealized gains (losses) on investment securities, foreign currency translation adjustments and a cash flow hedge. The components of total comprehensive income for the three-month period ended March 31, 2006 and 2005 were as follows:

                                                Three Months Ended
                                                     March 31,
                                                       2006            2005
                                        -------------------- ---------------
Net Income                                          $58,711         $53,306
Other comprehensive loss                           (20,153)        (32,222)
                                        -------------------- ---------------
Total comprehensive income                          $38,558         $21,804
                                        ==================== ===============

The components of other comprehensive loss for the three-month period ended March 31, 2006 and 20045 were as follows:


                                                                 Three Months Ended March 31, 2006
                                                        -----------------------------------------------------
                                                                  Before                              Net of
                                                                     Tax                                 Tax
                                                                  Amount              Tax             Amount
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period            $(31,497)          $11,022          $(20,475)
Foreign currency translation adjustment                              494            (172)                322
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                                 $(31,003)          $10,850          $(20.153)
                                                        ================= ================ ==================

                                                                 Three Months Ended March 31, 2005
                                                        -----------------------------------------------------
                                                                  Before                              Net of
                                                                     Tax                                 Tax
                                                                  Amount              Tax             Amount
                                                        ----------------- ---------------- ------------------

Unrealized holding losses arising during the period            $(48,536)          $16,988          $(31,548)
Less reclassification adjustment for gains realized
   in net income                                                   (118)               41               (77)
                                                        ----------------- ---------------- ------------------
Unrealized losses on investments                                (48,654)           17,029           (31,625)
Foreign currency translation adjustment                            (918)              321              (597)
                                                        ----------------- ---------------- ------------------
Total other comprehensive loss                                 $(49,572)          $17,350          $(32,222)
                                                        ================= ================ ==================